Exhibit 99.1

Complete Solaria, a Leading Solar Technology, Services, and Installation Company, Completes Business Combination with Freedom Acquisition I Corp. and Will Commence Trading on Nasdaq Under Ticker Symbol “CSLR”

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Complete Solaria is a differentiated solar company, with unique technology and end-to-end solar solutions, which includes financing, project fulfilment and customer service. Complete Solaria’s digital platform together with premium solar products provide a one-stop service for customers.

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The transaction generated committed capital of more than $80 million in gross proceeds including capital from existing public shareholders of Freedom Acquisition I Corp., PIPE investors and investors pursuant to forward purchase agreements.

•	The business combination will support Complete Solaria’s goal to continue to scale to meet solar demand, further supporting the acceleration of the global energy transition.

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Complete Solaria’s organic growth is expected to be strong through 2024, as its asset light model, secure supply network, and additional macro tailwinds support the Company’s strong investment and value creation profile.

•	Complete Solaria, Inc. common stock to begin trading on Nasdaq July 18, under ticker “CSLR”.

FREMONT, CA (July 17, 2023) – Complete Solaria, Inc., a leading solar technology, services, and installation company, today announced that it has completed its business combination with Freedom Acquisition I Corp. (“Freedom”), effective July 18, 2023. The combined company will operate under the name Complete Solaria, Inc. (“Complete Solaria” or the “Company”).

Commencing tomorrow, July 18, 2023, Complete Solaria’s common stock and warrants will trade on The Nasdaq Stock Market (“Nasdaq”) under the symbols “CSLR” and “CSLRW”, respectively. The Company will continue to be led by Will Anderson, Chief Executive Officer, and Brian Wuebbels, Chief Financial Officer, alongside the rest of the current Complete Solaria management team.

The transaction was approved by Freedom’s shareholders at an extraordinary general meeting held on July 11, 2023 (the “Special Meeting”). Votes representing over 76.9% of the issued and outstanding ordinary shares of Freedom were cast in favor of approving the business combination. Freedom shareholders also voted to approve all other proposals presented at the Special Meeting.

“This is an exciting step for Complete Solaria,” said Will Anderson, Chief Executive Officer of Complete Solaria. “This transaction will help Complete Solaria scale rapidly and meet the current demand we are seeing from our clients who desire to reduce high energy bills and contribute to a more sustainable future. We could not have reached this point without the dedication and support of our employees, customers and partners, for whom we are grateful. Thank you all.”

Tidjane Thiam, Executive Chairman of Freedom, added, “We are delighted to have merged our SPAC, Freedom Acquisition I Corp., with Complete Solaria and to see Complete Solaria set to start trading. Technological progress during the last 40 years has made solar a uniquely competitive and climate friendly source of energy. We are very excited about Complete Solaria’s growth prospects in the US where it will now be active in 49 states. In addition, the development prospects of solar in Europe, the Middle East and Africa are enormous and are expected to add to Complete Solaria’s growth over time. We believe Complete Solaria will generate strong returns for its investors as well as material benefits for society.”

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as lead capital markets advisor to Freedom. Janney Montgomery Scott LLC acted as capital markets advisor to Freedom. Cooley LLP served as legal advisor to Complete Solaria. Paul Hastings LLP served as legal advisor to Freedom. Duff and Phelps provided a fairness opinion to the Board of Directors of Freedom in connection with the business combination with Complete Solaria.

About Complete Solaria

Complete Solaria is a solar company with unique technology and end-to-end customer offering, which includes financing, project fulfilment and customer service. Complete Solaria’s digital platform together with premium solar products enable one-stop service for clean energy needs for customers wishing to make the transition to a more energy-efficient lifestyle. To learn more, visit: https://www.completesolaria.com.

Forward Looking Statements

This press release may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced transactions. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) risks that the business combination disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the business combination; (ii) the outcome of any legal proceedings that may be instituted in connection with the business combination; (iii) the ability to maintain the listing of Complete Solaria’s securities on a national securities exchange; (iv) the price of Complete Solaria’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Complete Solaria’s business, and changes in the combined capital structure; (v) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities; (vi) the ability to recognize the anticipated benefits of the previously consummated Complete Solaria merger and the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vii) the evolution of the markets in which Complete Solaria will compete; (viii) the costs related to the previously consummated Complete Solaria merger and the business combination; (ix) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (x) Freedom and Complete Solaria’s expectations regarding market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 filed by Freedom, which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 30, 2023 and which includes a proxy statement/prospectus of Freedom, and other relevant documents filed by Freedom and Complete Solaria from time to time with the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom nor Complete Solaria gives any assurance that any of them will achieve its expectations.

Contacts:

Investor Relations – Complete Solaria

Sioban Hickie, ICR, Inc.

CompleteSolariaIR@icrinc.com

Public Relations – Complete Solaria

Doug Donsky, ICR, Inc.

CompleteSolariaPR@icrinc.com

Investor Relations – Freedom

Adam Gishen, Freedom Acquisition l Corp.

ag@freedomac1.com

Public Relations – Freedom

Andy Smith, Powerscourt (U.K.)

andy.smith@powerscourt-group.com